EXHIBIT 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.S. SECTION 1350

In connection with the accompanying annual report on Form 20-F of Gibson Energy ULC for the year ended December 31, 2010 (the “Report”), I, Richard G. Taylor, Chief Financial Officer of Gibson Energy ULC, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.               such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Gibson Energy ULC.

Date: April 29, 2011	/s/ Richard G. Taylor
Richard G. Taylor
Executive Vice President Finance and Chief Financial Officer
(Principal Financial Officer)